FDP SERIES, INC.
Marsico Growth FDP Fund
(the “Fund”)

     Supplement dated October 9, 2015
 to the Summary Prospectus dated September 28, 2015

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The section in the Summary Prospectus entitled “Key Facts About Marsico Growth FDP Fund — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Thomas F. Marsico	2005	Founder, Chief Executive Officer and Chief Investment Officer of Marsico Capital Management, LLC
Coralie Witter, CFA	2010	Portfolio Manager and Senior Analyst of Marsico Capital Management, LLC

Shareholders should retain this Supplement for future reference.

SPRO-FDP-MG-1015SUP